GOLDMAN SACHS FUNDS

JAPANESE EQUITY FUND       Semi-Annual Report  July 31, 1998

                           Capital growth potential

[GRAPHIC]                  through a diversified

                           portfolio of Japanese stocks



                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS JAPANESE EQUITY FUND


    Fund Basics
    as of July 31, 1998

 Assets Under Management

      $16 Million

  Number of Holdings

         37

   NASDAQ SYMBOLS

   Class A Shares

       GSJAX

   Class B Shares

       GSJBX

   Class C Shares

       GSJCX

 Institutional Shares

       GSJIX

   Service Shares

       GSJSX

Mutual funds,annuities,and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations of,or guaranteed by,any financial institution;

 . are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
 PERFORMANCE REVIEW
--------------------------------------------------------------------------------

 Inception (May 1,1998)-    Fund Total Return          TOPIX
 July 31,1998               (based on NAV)/1/          (USD)/2/
--------------------------------------------------------------------------------
 Class A                    0.90%                      -5.57%
 Class B                    0.80%                      -5.57%
 Class C                    0.80%                      -5.57%
 Institutional              1.00%                      -5.57%
 Service                    0.90%                      -5.57%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses.
    In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
 SEC CUMULATIVE TOTAL RETURN/3/
--------------------------------------------------------------------------------

 For the period ended
 7/31/98                 Class A   Class B   Class C   Institutional   Service
--------------------------------------------------------------------------------
 Since inception          -4.63%    -4.20%    -0.20%       1.00%        0.90%
 (5/1/98)
--------------------------------------------------------------------------------

/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and Class C shares (1% if redeemed within 12 months of purchase) The public offering price of the Class A shares on July 31, 1998 was $10.68 and represents the NAV plus the maximum sales charge of 5.5%.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
Company Holding              % of Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Family Mart Co.                     3.7%                Retail - Convenience
Rohm Co.                            3.4%                Electronics
Sankyo Co.                          3.4%                Financial Services
Mitsui Mining and Smelting          3.4%                Mining - Metals/Minerals
NGK Insulators, Ltd.                3.3%                Auto Components
Minebea Co.                         3.3%                Electronics
TDK Corp.                           3.3%                Consumer Goods
Itoen, Ltd.                         3.2%                Foods and Beverages
SMC Corp.                           3.2%                Machinery
Takefuji Corp.                      3.2%                Financial Services
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

Market Overview

Dear Shareholder,

On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs Japanese Equity Fund. This semiannual report covers the brief period from May 1, 1998, when the Fund began operations, through July 31,1998. For informational purposes, however, the following commentary covers the six-month period ended July 31, 1998.

 .  Market Review: Japan's Market Falters in Wake of Economic Downturn -- The
   Japanese stock market was generally weak during the six-month period. Following a sharp drop in prices in late 1997 that lasted into early 1998, investor sentiment improved after the government revealed various economic measures designed to prevent further deterioration of the domestic economy. The announcements substantially lifted low-priced stocks that had been underperforming the market in previous months. In the ensuing weeks, expectations for additional fiscal stimulus policy packages helped support the market intermittently. However, in the final weeks of the period, negative news on corporate fundamentals outweighed the market, causing it to retreat.

 . Market Outlook: Maintain a Long-Term Perspective -- Corporate earnings for the fiscal year ended March 1998 came in somewhat lower than anticipated. This was primarily due to the rapid slowdown in the domestic economy and the deterioration of the Asian economies late in the year. Although the near term earnings outlook does not look promising, we expect profit levels to edge up in the second half of the year; firm U.S. and European economies could compensate for weak domestic demand for electronics-related companies, while additional government spending is likely to have a positive impact, thus buttressing a number of domestic demand-related companies as well.

   It is worth noting that, during the reporting season just ended, about 30% of the companies listed on the First Section of the Tokyo Stock Exchange announced their intentions to change their Articles of Incorporation to buy back shares. Although it is not realistic to assume that all of the companies will actually buy back shares as an efficient use of "piled-up" cash, we believe the announcements are a positive sign that a growing number of Japanese companies are becoming conscious of the advancement of shareholders' value. This shift in attitude should be supportive of the equity market in the long run.

   We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.

   Sincerely,

   /s/ David B. Ford

   David B. Ford
   Co-Head,
   Goldman Sachs Asset Management International


   /s/ John P. McNulty

   John P. McNulty
   Co-Head,
   Goldman Sachs Asset Management International

   August 31, 1998

GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Overview

Dear Shareholder,

On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs Japanese Equity Fund. This semi-annual report covers the brief period from May 1, 1998, when the Fund began operations,through July 31, 1998.

   Performance Review

   Despite the fact that Japan's equity market in general performed poorly during the period covered by this report -- a circumstance that is clearly reflected in the -5.57% return of the Fund's benchmark, the Tokyo Price Index (TOPIX) -- the Fund itself generated positive performance. The Fund's Class A shares generated a 0.90% return, outperforming the benchmark by over 6 percentage points.

   The Fund's outperformance is primarily attributable to specific stock selection. As the market became increasingly concerned with downward revisions in corporate earnings, companies that posted steady earnings saw their stocks turn in generally good performance. Many of the Fund's holdings benefited from this scenario.

   Sector Allocation

   In general, as of July 31, 1998, the Fund held large positions in the electric machinery (15.90%), machinery (12.22%) and retail (10.95%) sectors. It is important to note that the Fund's sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.

   Portfolio Highlights

 . Canon,Inc.-- Canon, a major manufacturer of office machinery (printers and copiers), has demonstrated steady performance. Going forward, an increase in sales of the company's line of supplies (toners and cartridges) will likely buttress medium-term profitability.

 . TDK Corp.-- TDK, an electronics components manufacturer, is one of the Fund's top 10 holdings. The company's competitiveness in hard-disk drive (HDD) heads is expected to remain intact, despite the advent of a new type of HDD head. Unlike its competitors, TDK has a very diversified customer base. As such, the company was less susceptible to weak demand from some HDD makers, even as these companies implemented mid year-end inventory adjustments.

 . Meitec Corporation -- Meitec is the largest engineering outsourcing company in Japan. A growing number of Japanese companies have come to view outsourcing not only as a cost-cutting tool but as an efficient, strategic way to do business. Meitec has benefited from this trend, as evidenced by the company's earnings growth: in the past three consecutive years, the company has generated earnings per share growth of 32% per annum.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

INVESTMENT
PROCESS OVERVIEW

The investment process for the Goldman Sachs Japanese Equity Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.

      Company Visits
      --------------
     Internal Research
     -----------------
    Return Expectations
    -------------------

        [DOWN ARROW]

      Stock Selection

        [DOWN ARROW]

          Portfolio     [SIDE ARROW]
         Construction

      . Stock & Industry
        Views Relative
        to Benchmark

        [DOWN ARROW]

      Portfolio Review  [SIDE ARROW]
         & Analysis

      . Performance
        Measurement
        & Attribution

      . BARRA

      . Risk Analysis


Portfolio Outlook

We continue to prefer internationally competitive export-related manufacturing companies for fundamental reasons -- favorable medium-term earnings outlook, reasonable valuations and credible management -- and intend to maintain our overweight position in these stocks. In Japan, longer term, we expect profit levels to edge up, especially for electronics companies. In particular, the personal computer market is expected to experience regrowth in the latter half of the year, adding to the steady growth of the telecommunications market worldwide. However, given a possible slowdown in the U.S. economy in coming quarters and continued Asian market deterioration, we do not presently intend to substantially increase our exposure to export-related electronics stocks that tend to be sensitive to overseas demand and equity markets. Finally, there will likely be some positive impact from additional government spending in coming quarters, which should buttress a number of domestic demand-related companies. We will actively look for investment opportunities among those domestic stocks whose earnings outlook is relatively firm.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Japanese Equity Investment Team

Tokyo, August 31, 1998

GOLDMAN SACHS JAPANESE EQUITY FUND

An Action Plan for Volatile Markets

When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.

        Remember the factors

        you considered when you first

        began investing:your long-term

        objectives, time horizon, risk

        tolerance and financial needs.

Stay on Course

Don't let market directions dictate your investment decisions--avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.

Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.

Stay Invested

Investors often redeem at market lows because of concern or lack of information--and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.

  Consult Your
Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.

For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Performance Summary
July 31, 1998 (Unaudited)
 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5% for Class A shares and re-demption charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes) on May 1, 1998 (commence-ment of operations). For comparative purposes, the performance of the Fund's benchmark (the Tokyo Price Index ("Topix")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 JAPANESE EQUITY FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED MAY 1, 1998 TO JULY 31, 1998

 LOGO
                                Japanese Equity
GS-JAPANESE EQUITY
INCEPTION DATE: 5/1/98
                     Class A    Class B    Class C    Institutional   Service
            TOPIX     Fund       Fund       Fund          Class        Class
          ---------------------------------------------------------------------
MAY 1/98    10,000    9,500     10,000     10,000         10,000      10,000
MAY          9,544    9,367      9,910      9,910          9,910       9,910
JUNE         9,629    9,348      9,890      9,890          9,900       9,890
JULY         9,443    9,537      9,580      9,980         10,100      10,090

                           SINCE INCEPTION(A)
                                OF CLASS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31,
  1998(B)
  CLASS A
  Excluding sales charges               0.90%
  Including sales charges              -4.63%
 ----------------------------------------------------
  CLASS B
  Excluding redemption
  charges                               0.80%
  Including redemption
  charges                              -4.20%
 ----------------------------------------------------
  CLASS C
  Excluding redemption
  charges                               0.80%
  Including redemption
  charges                              -0.20%
 ----------------------------------------------------
  INSTITUTIONAL CLASS                   1.00%
 ----------------------------------------------------
  SERVICE CLASS                         0.90%
 ----------------------------------------------------

 (a) Represents the cumulative total return since the class has not been in operation for a full 12 months.
 (b) All classes commenced May 1, 1998.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                                                    VALUE
 COMMON STOCKS - 94.6%
  JAPANESE YEN - 94.6%
  8,800   Benesse Corp. (Commercial Services)                       $   351,099
  21,000  Canon, Inc. (Computers/Office)                                479,187
  52,000  Citizen Watch Co. (Electronics)                               424,284
  47,000  Dai Ichi Kangyo Bank (Banking)                                245,367
  15,100  Familymart Co. (Retail--Convenience)                          571,131
  15,000  Inaba Denkisangyo
           (Wire & Cable Products)                                      152,469
  14,600  Itoen, Ltd. (Food & Beverages)                                506,790
  24,000  Kinden Corp. (Engineering)                                    261,707
  12,300  Kita Kyushu Coca (Food--Wholesale)                            292,574
  24,000  Kokuyo Company, Ltd. (Computers/Office)                       416,540
  12,600  Meitec Corporation (Business Services)                        483,543
  49,000  Minebea Co. (Electronics)                                     520,087
  13,600  Ministop Co., Ltd.
           (Retail--Food Chains)                                        280,238
  47,000  Minolta Co.
           (Photo Equipment and Supplies)                               304,515
  17,800  Misumi Corporation (Metal Products)                           298,472
  73,000  Mitsui & Co. (Trading/Wholesale)                              409,874
  95,000  Mitsui Marine & Fire (Insurance)                              492,670
  120,000 Mitsui Mining & Smelting (Mining--Metals/Minerals)            536,025
  58,000  NGK Insulators, Ltd.
           (Auto Components)                                            520,564
  5,000   Nintendo Co., Ltd.
           (Entertainment & Leisure)                                    475,384
  38      Nippon Telephone & Telegraph Corp. (Telecommunications)       328,447
  6       NTT Data Corp.
           (Office Equipment & Supplies)                                233,163
  5,100   Otsuka Kagu Ltd. (Retail--Furniture)                          253,907
  7,400   Riso Kagaku Corp.
           (Office Equipment and Supplies)                              440,050
  5,000   Rohm Co. (Electronics)                                        538,999
  2,300   Ryohin Keikaku Co. Ltd.
           (Retail--Department Stores)                                  219,472
  24,000  Sankyo Co. (Financial Services)                               537,685
  34,000  Sanwa Bank (Banking)                                          289,877
  6,700   SMC Corp. (Machinery)                                         502,199
  5,700   Sony Corp. (Electronics)                                      484,394
  9,400   Takefuji Corp. (Financial Services)                           493,984
  7,000   TDK Corp. (Consumer Goods)                                    515,489
  28,000  THK Co. (Machine Tools)                                       344,627
  39,000  Toppan Forms Company, Ltd. (Printing)                         479,208
  23,000  Yamanouchi Pharmaceutical (Pharmaceuticals)                   476,317

  SHARES DESCRIPTION                                 VALUE
 COMMON STOCKS - (CONTINUED)
  JAPANESE YEN - (CONTINUED)
  32,000 Yamatake (Electronics)                 $   333,674
  33     Yoshinoya D&C Co. Ltd. (Restaurants)       294,358
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $14,572,611)                            $14,788,370
 --------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $14,572,611)(A)                         $14,788,370

 ------------------------------------------------------------------------------

  FEDERAL IN-
  COME TAX IN-
  FORMATION:
  Gross
  unrealized
  gain for
  investments
  in which
  value exceeds
  cost          $ 562,986
  Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value          (376,120)
 -------------------------
  Net
  unrealized
  gain          $ 186,866

 ------------------------------------------------------------------------------

 (a) The aggregate cost for federal income tax purposes is $14,601,504.


      PERCENTAGE OF TOTAL NET ASSETS

  COMMON STOCK INDUSTRY CONCENTRATIONS
  Auto Components                        3.3%
  Banking                                3.4
  Business Services                      3.1
  Commercial Services                    2.3
  Computers/Office                       5.7
  Consumer Goods                         3.3
  Electronics                           14.7
  Engineering                            1.7
  Entertainment & Leisure                3.1
  Financial Services                     6.6
  Food & Beverages                       3.2
  Food--Wholesale                        1.9
  Insurance                              3.2
  Machine Tools                          2.2
  Machinery                              3.2
  Metal Products                         1.9
  Mining--Metals/Minerals                3.4
  Office Equipment & Supplies            4.3
  Pharmaceuticals                        3.0
  Photo Equipment & Supplies             1.9
  Printing                               3.1
  Restaurants                            1.9
  Retail--Convenience                    3.7
  Retail--Department Stores              1.4
  Retail--Food Chains                    1.8
  Retail--Furniture                      1.6
  Telecommunications                     2.1
  Trading/Wholesale                      2.6
  Wire & Cable Products                  1.0%
 --------------------------------------------
  TOTAL COMMON STOCK                    94.6%
 --------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $14,572,611)                                                      $14,788,370
  Cash, at value                                                        670,335
  Receivables:
  Investment securities sold                                            128,541
  Forward foreign currency exchange contracts                            58,229
  Fund shares sold                                                       18,299
  Dividends, at value                                                     2,442
  Deferred organization expenses, net                                    47,479
  Other assets                                                           68,734
 -------------------------------------------------------------------------------
  TOTAL ASSETS                                                       15,782,429
 -------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                        46,247
  Amounts owed to affiliates                                             27,842
  Accrued expenses and other liabilities                                 68,085
 -------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                     142,174
 -------------------------------------------------------------------------------

  NET ASSETS:
  Paid-in capital                                                    15,452,687
  Accumulated undistributed net investment loss                         (12,402)
  Accumulated undistributed net realized loss on investment
  and foreign currency transactions                                     (20,859)
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                     220,829
 -------------------------------------------------------------------------------
  NET ASSETS                                                        $15,640,255
 -------------------------------------------------------------------------------

                                                       CLASS A CLASS B CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)        461,444  70,030  17,643
  Net asset and Class A redemption value per share(a)   $10.09  $10.08  $10.08
 -----------------------------------------------------------------------------

                                                        INSTITUTIONAL SERVICE
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             1,000,000     150
  Net asset value, offering and redemption price
  per share                                                    $10.10  $10.09
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share X 1.0582) for Class A Shares is $10.68. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original pur-chase price of the shares.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Operations
For the Period Ended July 31, 1998 (Unaudited)(a)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(b)                                                        $   2,118
  Interest                                                               26,582
 -------------------------------------------------------------------------------
  TOTAL INCOME                                                           28,700
 -------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                        35,290
  Registration fees                                                      29,669
  Transfer agent fees                                                    21,667
  Professional fees                                                      21,278
  Custodian fees                                                         19,575
  Distribution fees                                                       3,224
  Authorized dealer service fees                                          2,585
  Amortization of deferred organization expenses                          2,521
  Trustee fees                                                               61
  Other                                                                  12,176
 -------------------------------------------------------------------------------
  TOTAL EXPENSES                                                        148,046
 -------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs         (106,944)
 -------------------------------------------------------------------------------
  NET EXPENSES                                                           41,102
 -------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                   (12,402)
 -------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CUR-
  RENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                               (84,095)
  Foreign currency related transactions                                  63,236
  Net change in unrealized gain on:
  Investments                                                           215,759
  Translation of assets and liabilities denominated in foreign
  currencies                                                              5,070
 -------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS                                                 199,970
 -------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 187,568
 -------------------------------------------------------------------------------

 (a)  The Fund commenced operations on May 1, 1998.
 (b)  Taxes withheld on dividends were $374.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Changes in Net Assets
For the Period Ended July 31, 1998 (Unaudited)(a)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  FROM OPERATIONS:
  Net investment loss                                              $   (12,402)
  Net realized loss on investment and foreign currency related
  transactions                                                         (20,859)
  Net change in unrealized gain on investments and translation of
  assets and liabilities denominated in foreign currencies             220,829
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 187,568
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                 16,639,962
  Cost of shares repurchased                                        (1,187,275)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      15,452,687
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    15,640,255
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                       --
 ------------------------------------------------------------------------------
  End of period                                                    $15,640,255
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS                    $   (12,402)
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           INCOME FROM
                                    INVESTMENT OPERATIONS(E)      DISTRIBUTIONS TO SHAREHOLDERS
                                   --------------------------- -----------------------------------
                                                NET REALIZED
                                               AND UNREALIZED
                                                  GAIN ON
                         NET ASSET              INVESTMENTS               IN EXCESS    FROM NET    NET INCREASE
                          VALUE,      NET       AND FOREIGN     FROM NET    OF NET   REALIZED GAIN  (DECREASE)
                         BEGINNING INVESTMENT CURRENCY RELATED INVESTMENT INVESTMENT ON INVESTMENT IN NET ASSET
                         OF PERIOD    LOSS      TRANSACTIONS     INCOME     INCOME   TRANSACTIONS     VALUE
 FOR THE PERIOD ENDED JULY 31(B) (UNAUDITED),
  1998 - Class A Shares   $10.00     $(0.02)       $0.11           --         --           --         $0.09
  1998 - Class B Shares    10.00      (0.03)        0.11           --         --           --          0.08
  1998 - Class C Shares    10.00      (0.02)        0.10           --         --           --          0.08
  1998 - Institutional
  Shares                   10.00         --         0.10           --         --           --          0.10
  1998 - Service Shares    10.00      (0.01)        0.10           --         --           --          0.09
 --------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on May 1, 1998.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                                                  RATIO OF
                                       NET ASSETS   RATIO OF   NET INVESTMENT
  NET ASSET                PORTFOLIO   AT END OF  NET EXPENSES    LOSS TO
  VALUE, END     TOTAL     TURNOVER      PERIOD    TO AVERAGE   AVERAGE NET
  OF PERIOD    RETURN(A)     RATE      (IN 000S)   NET ASSETS      ASSETS
               RATIOS ASSUMING NO VOLUNTARY WAIVER
                  OF FEES OR EXPENSE LIMITATIONS
               -----------------------------------


                   RATIO OF                   RATIO OF
  NET ASSET      EXPENSES TO             NET INVESTMENT LOSS
  VALUE, END       AVERAGE                 TO AVERAGE NET
  OF PERIOD       NET ASSETS                    ASSETS
    $10.09       0.90%(d)    15.51%(d)  $ 4,654       1.50%(c)     (1.07)%(c)
     10.08       0.80(d)     15.51(d)       706       2.00(c)      (1.73)(c)
     10.08       0.80(d)     15.51(d)       178       2.00(c)      (1.79)(c)
     10.10       1.00(d)     15.51(d)    10,100       1.00(c)      (0.02)(c)
     10.09       0.90(d)     15.51(d)         2       1.50(c)      (0.30)(c)
-----------------------------------------------------------------------------
    $10.09                     4.53%(c)                   (4.10)%(c)
     10.08                     5.03(c)                    (4.76)(c)
     10.08                     5.03(c)                    (4.82)(c)
     10.10                     4.03(c)                    (3.05)(c)
     10.09                     4.53(c)                    (3.33)(c)
-----------------------------------------------------------------------------

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the "Fund"). At July 31, 1998, the Japanese Equity Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records re-alized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITION -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 G. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 H. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans. Service shares separately bear a service class fee payable monthly to service organizations for their services.

 I. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be in-creased by the premium originally paid.

 J. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depen-dent on the daily fluctuations in the value of the contracts, and are re-corded as unrealized gains or losses. When contracts are closed, the Fund realized a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Goldman Sachs Asset Management International ("GSAM International") an affil-iate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Un-der the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, GSAM International is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund. For the period ended July 31, 1998, GSAM Interna-tional has agreed to waive approximately $4,000 of its management fee. GSAM International may discontinue or modify this waiver in the future.
   For the period ended July 1, 1998, Goldman Sachs voluntarily agreed to re-duce or limit certain "Other Expenses" for the Fund (excluding management, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordi-nary expenses) to the extent such expenses exceeded .10% of the average daily net assets of the Fund. For the period ended July 31, 1998, Goldman Sachs has reimbursed approximately $103,000. At July 31, 1998, approximately $68,000 is owed to the Fund. Effective September 1, 1998, this expense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges imposed and has advised the Fund that it retained approximately $1,000 during the pe-riod ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plan equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $12,000, $3,000, $3,000 and $10,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the period ended July 31, 1998, were $16,802,046 and $2,145,340, respectively.
   For the period ended July 31, 1998, Goldman Sachs earned approximately $8,000 of brokerage commissions from portfolio transactions.
   At July 31, 1998, the Fund had the following outstanding forward foreign currency exchange contracts:

                                           VALUE ON
 FOREIGN CURRENCY                         SETTLEMENT     CURRENT      UNREALIZED
 SALE CONTRACTS                              DATE         VALUE          GAIN
 -------------------------------------------------------------------------------
 Japanese Yen
  expiring 9/22/98                          $603,220     $584,765        $18,455
  expiring 10/26/98                          132,000      129,889          2,111
 -------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS      $735,220     $714,654        $20,566
 -------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At July 31, 1998, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" of $58,229 ($37,663 of realized gains relating to forward foreign currency exchange contracts closed but not settled as of July 31, 1998 and $20,566 of unrealized gains relating to open forward foreign currency con-tracts as detailed in the table above) in the accompanying Statement of As-sets and Liabilities.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended July 31, 1998 is as follows:

                          SHARES      DOLLARS
 ---------------------------------------------
 CLASS A SHARES
 Shares sold             577,828  $ 5,775,531
 Shares repurchased     (116,384)  (1,185,282)

                         461,444    4,590,249
 ---------------------------------------------
 CLASS B SHARES
 Shares sold              70,030      692,188

                          70,030      692,188
 ---------------------------------------------
 CLASS C SHARES
 Shares sold              17,845      170,743
 Shares repurchased         (202)      (1,993)

                          17,643      168,750
 ---------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold           1,000,000   10,000,000

                       1,000,000   10,000,000
 ---------------------------------------------
 SERVICE
 Sales                       150        1,500

                             150        1,500
 ---------------------------------------------
 NET INCREASE          1,549,267  $15,452,687
 ---------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Japanese Equity Fund

THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Japanese Equity Fund, you can capitalize on Goldman Sachs'history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
  With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
  Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
  Goldman,Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs Japanese Equity Fund provides investors access to the benefits associated with international market diversification. The Fund seeks long-term capital appreciation through equity securities of Japanese companies.

Target Your Needs

The Goldman Sachs Japanese Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge./*/ (Please note:in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION

Higher Risk/Return                                            Lower Risk/Return
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY            DOMESTIC         FIXED             MONEY
 . Goldman Sachs                 EQUITY           INCOME            MARKET
  Japanese Equity
  Fund


For More Information

To learn more about the Goldman Sachs Japanese Equity Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr. Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserved Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 pr share.

(c) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use:  September 30, 1998                         JAPANSAR/31K/9-98